Exhibit E
                                                           ---------


                                JOINT FILING AGREEMENT


            In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, the persons named below agree to the joint filing on behalf of each of them of a Statement on Schedule 13D (including exhibits and thereto) with respect to the acquisition of, or the right to acquire, the common stock of Greentree Software, Inc., a New York corporation. This Agreement shall be included as an Exhibit to such joint filing. In evidence thereof, each of the undersigned, being duly authorized, hereby executes this Agreement as of this 27th day of April, 1998.

                                         L-R GLOBAL PARTNERS, L.P.

                                         By: L-R Managers, LLC,
                                             General Partner



                                         By: /s/ J. Murray Logan
                                            -----------------------
                                             Name:  J. Murray Logan
                                             Title:  Investment Manager

                                         L-R MANAGERS, LLC, AS GENERAL
                                         PARTNER OF L-R GLOBAL PARTNERS,
                                         L.P.



                                         By: /s/ J. Murray Logan
                                             ---------------------------
                                             Name:  J. Murray Logan
                                             Title:  Investment Manager

                                         J. MURRAY LOGAN, AS A MEMBER OF L-
                                         R MANAGERS, LLC AND IN HIS
                                         INDIVIDUAL CAPACITY


                                         /s/ J. Murray Logan
                                         ----------------------------

                         [Signatures continue on next page.]

                                         ROCKEFELLER & CO., INC., AS A
                                         MEMBER OF L-R MANAGERS, LLC


                                         By: /s/ David A. Strawbridge
                                             ----------------------------
                                             Name:  David A. Strawbridge
                                             Title:  Vice President

                                         ROCKEFELLER FINANCIAL SERVICES,
                                         INC., AS SOLE SHAREHOLDER OF
                                         ROCKEFELLER & CO., INC.



                                         By: /s/ John T. Leyden
                                         -----------------------------
                                         Name:  John T. Leyden
                                         Title:  Vice President